PIMCO Equity Series

Supplement dated July 22, 2016 to the

Prospectus dated October 31, 2015, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO EqS® Long/Short Fund (the “Fund”)

Effective August 1, 2016, the Fund is jointly managed by John M. Devir and Benjamin Strom. Accordingly, effective August 1, 2016, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by John M. Devir and Benjamin Strom. Mr. Devir is an Executive Vice President of PIMCO. Mr. Strom is a Vice President of PIMCO. Messrs. Devir and Strom have managed the Fund since August 2016.

In addition, effective August 1, 2016, disclosure concerning the portfolio managers of the Fund in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO EqS® Long/Short Fund	John M. Devir	8/16

Executive Vice President, PIMCO. Prior to joining PIMCO in 2011, he was a managing director and head of equity strategies at Barclays Capital in New York. He previously held a similar role at Lehman Brothers and served in the equity division of Credit Suisse First Boston as director and portfolio manager in the European proprietary trading group in London and as director and head of U.S. equity proprietary trading in New York. He has 23 years of investment experience and holds an undergraduate degree from Siena College.

PIMCO EqS® Long/Short Fund	Benjamin Strom	8/16

Vice President, PIMCO. Mr. Strom is a portfolio manager for the long/short active equity strategy. Prior to joining PIMCO in 2013, he was an analyst at Cobalt Capital and a partner at Kacela Capital. Additionally, Mr. Strom has served as a senior equity analyst at Variant Research Corporation, managing the firm’s equity research in the consumer/retail space. He has 16 years of investment and financial services experience and holds an undergraduate degree in finance from the University of Florida.

Investors Should Retain This Supplement For Future Reference

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PIMCO Equity Series

Supplement dated July 22, 2016 to the

Statement of Additional Information (the “SAI”) dated October 31, 2015, as supplemented from time to time

Disclosure Related to the PIMCO EqS® Long/Short Fund (the “Fund”)

Effective August 1, 2016, the Fund is jointly managed by John M. Devir and Benjamin Strom.

Accordingly, effective August 1, 2016, corresponding changes are made in the tables and accompanying footnotes in the subsections titled “Portfolio Managers—Other Accounts Managed” and “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement For Future Reference

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